Debt	12 Months Ended
Sep. 01, 2016
Debt Disclosure [Abstract]
Debt
Debt

			2016			2015
Instrument	Stated Rate(1)	Effective Rate(1)	Current	Long-Term	Total	Current	Long-Term	Total
MMJ creditor installment payments	N/A	6.25%	$189	$680	$869	$161	$701	$862
Capital lease obligations(2)	N/A	N/A	380	1,026	1,406	326	466	792
1.258% notes	1.258%	1.97%	87	131	218	87	217	304
2022 senior notes	5.875%	6.14%	—	590	590	—	589	589
2022 senior secured term loan B	6.640%	7.10%	5	730	735	—	—	—
2023 senior notes	5.250%	5.43%	—	990	990	—	988	988
2023 senior secured notes	7.500%	7.69%	—	1,237	1,237	—	—	—
2024 senior notes	5.250%	5.38%	—	546	546	—	545	545
2025 senior notes	5.500%	5.56%	—	1,139	1,139	—	1,138	1,138
2026 senior notes	5.625%	5.73%	—	446	446	—	446	446
2032C convertible senior notes(3)	2.375%	5.95%	—	204	204	—	197	197
2032D convertible senior notes(3)	3.125%	6.33%	—	154	154	—	150	150
2033E convertible senior notes(3)	1.625%	4.50%	—	168	168	217	—	217
2033F convertible senior notes(3)	2.125%	4.93%	—	271	271	264	—	264
2043G convertible senior notes	3.000%	6.76%	—	657	657	—	644	644
Other notes payable	2.485%	2.65%	95	185	280	34	171	205
			$756	$9,154	$9,910	$1,089	$6,252	$7,341

(1) As of September 1, 2016.

(2)	Weighted-average imputed rate of 3.3% and 3.7% as of September 1, 2016 and September 3, 2015, respectively.

(3)
Since the closing price of our common stock for at least 20 trading days in the 30 trading day period ended on June 30, 2016 did not exceed 130% of the conversion price per share, these notes were not convertible by the holders during the calendar quarter ended September 30, 2016. The closing price of our common stock exceeded the thresholds for the calendar quarter ended September 30, 2016; therefore, these notes are convertible by the holders through December 31, 2016. The 2033 Notes were classified as current as of 2015 because the terms of these notes require us to pay cash for the principal amount of any converted notes and holders of these notes had the right to convert their notes as of that date.

		2016			2015
As of	Expected Remaining Term (Years)(1)	Outstanding Principal	Unamortized Discount and Debt Issuance Costs	Net Carrying Amount	Outstanding Principal	Unamortized Discount and Debt Issuance Costs	Net Carrying Amount
MMJ creditor installment payments	3	$985	$(116)	$869	$1,012	$(150)	$862
Capital lease obligations	4	1,406	—	1,406	792	—	792
1.258% Notes	2	231	(13)	218	323	(19)	304
2022 Notes	5	600	(10)	590	600	(11)	589
2022 Term Loan B	6	750	(15)	735	—	—	—
2023 Notes	7	1,000	(10)	990	1,000	(12)	988
2023 Secured Notes	7	1,250	(13)	1,237	—	—	—
2024 Notes	7	550	(4)	546	550	(5)	545
2025 Notes	8	1,150	(11)	1,139	1,150	(12)	1,138
2026 Notes	9	450	(4)	446	450	(4)	446
2032C Notes	3	223	(19)	204	224	(27)	197
2032D Notes	5	177	(23)	154	177	(27)	150
2033E Notes	1	176	(8)	168	233	(16)	217
2033F Notes	3	297	(26)	271	297	(33)	264
2043G Notes(2)	12	1,025	(368)	657	1,025	(381)	644
Other notes payable	3	281	(1)	280	205	—	205
		$10,551	$(641)	$9,910	$8,038	$(697)	$7,341

(1)
Expected remaining term for amortization of the remaining unamortized discount and debt issuance costs as of September 1, 2016. Expected remaining term for capital lease obligations and other notes payable is the weighted-average remaining term.

(2) The 2043G Notes have an original principal amount of $820 million that accretes up to $917 million through the expected term in November 2028 and $1.03 billion at maturity in 2043. The discount is based on the principal at maturity.

The 2022 Term Loan B and 2023 Secured Notes are collateralized by substantially all of the assets of Micron and Micron Semiconductor Products, Inc. ("MSP"), a subsidiary of Micron, subject to certain permitted liens on such assets. Included in our consolidated balance sheet as of September 1, 2016 were $5.37 billion of assets which collateralize these notes. The 2022 Term Loan B and 2023 Secured Notes are structurally subordinated to the indebtedness and other liabilities of all of Micron's subsidiaries that do not guarantee these debt obligations. As of September 1, 2016, only MSP guarantees these notes. Our convertible and other senior notes are unsecured obligations that rank equally in right of payment with all of our other existing and future unsecured indebtedness, and are effectively subordinated to all of our other existing and future secured indebtedness, to the extent of the value of the assets securing such indebtedness.  As of September 1, 2016, Micron had $5.17 billion of unsecured debt (net of unamortized discount and debt issuance costs), including all of its convertible notes and the 2022 Notes, 2023 Notes, 2024 Notes, 2025 Notes, and 2026 Notes, that was structurally subordinated to all liabilities of its subsidiaries, including trade payables. Micron guarantees certain debt obligations of its subsidiaries, but does not guarantee the MMJ creditor installment payments.  Micron's guarantees of its subsidiary debt obligations are unsecured obligations ranking equally in right of payment with all of Micron's other existing and future unsecured indebtedness.

MMJ Creditor Installment Payments

Under the MMJ Companies' corporate reorganization proceedings, which set forth the treatment of the MMJ Companies' pre-petition creditors and their claims, the MMJ Companies were required to pay 200 billion yen, less certain expenses of the reorganization proceedings and other items, to their secured and unsecured creditors in seven annual installment payments (the "MMJ Creditor Installment Payments"). The MMJ Creditor Installment Payments do not provide for interest and as a result of our acquisition of the MMJ Companies in 2013, we recorded the MMJ Creditor Installment Payments at fair value. The fair-value discount is accreted to interest expense over the term of the installment payments.

Under the MMJ Companies' corporate reorganization proceedings, the secured creditors of MMJ will recover 100% of the amount of their fixed claims in six annual installment payments through December 2018 and the unsecured creditors will recover at least 17.4% of the amount of their fixed claims in seven annual installment payments through December 2019. The secured creditors of MAI were paid in full with a portion of the first installment payment made in October 2013, while the unsecured creditors of MAI will recover 19% of the amount of their claims in seven installment payments through December 2019. The remaining portion of the unsecured claims of the creditors of the MMJ Companies not recovered pursuant to the corporate reorganization proceedings will be discharged, without payment, through December 2019.

The following table presents the remaining amounts of MMJ Creditor Installment Payments (stated in Japanese yen and U.S. dollars) and the amount of unamortized discount as of September 1, 2016:

2017	¥19,884	$192
2018	19,884	192
2019	29,507	285
2020	32,686	316
	101,961	985
Less unamortized discount	(12,121)	(116)
	¥89,840	$869

Pursuant to the terms of an Agreement on Support for Reorganization Companies that we entered into in the fourth quarter of 2012 with the trustees of the MMJ Companies' pending corporate reorganization proceedings, we entered into a series of agreements with the MMJ Companies, including supply agreements, research and development services agreements, and general services agreements, which are intended to generate operating cash flows to meet the requirements of the MMJ Companies' businesses, including the funding of the MMJ Creditor Installment Payments.

Capital Lease Obligations

In 2016, we recorded capital lease obligations aggregating $882 million, including $765 million related to equipment sale-leaseback transactions, at a weighted-average effective interest rate of 3.1%, with a weighted-average expected term of five years. In 2015, we recorded capital lease obligations aggregating $324 million, including $291 million related to equipment sale-leaseback transactions, at a weighted-average effective interest rate of 3.2%, with a weighted-average expected term of four years.

1.258% Notes

In 2014, we issued $462 million in principal amount of the 1.258% Notes, which mature in January 2019. The 1.258% Notes are collateralized by certain equipment, which had a carrying value of $22 million as of September 1, 2016. The principal amount of the 1.258% Notes is payable in 10 semiannual installments in January and July of each year. The Export-Import Bank of the United States (the "Ex-Im Bank") guaranteed payment of all regularly scheduled installment payments of principal and interest on the 1.258% Notes, for which we paid $23 million.

The 1.258% Notes contain covenants which are customary for financings of this type, including negative covenants that limit or restrict our ability to create liens or dispose of the equipment securing the 1.258% Notes. Events of default also include, among others, the occurrence of any event or circumstance that, in the reasonable judgment of Ex-Im Bank, is likely materially and adversely to affect our ability to perform any payment obligation, or any of our other material obligations under the indenture, the 1.258% Notes, or under any other related transaction documents to which Ex-Im Bank is a party.

Cash Redemption at Our Option: At any time prior to the maturity date, we may redeem the 1.258% Notes, in whole or in part, at a price equal to the principal amount to be redeemed plus a make-whole premium as described in the indenture, together with accrued and unpaid interest.

Senior Notes

	Issuance Date	Maturity Date	Principal Issued
2022 Notes	Feb 2014	Feb 2022	$600
2023 Notes	Feb 2015	Aug 2023	1,000
2024 Notes	Apr 2015	Jan 2024	550
2025 Notes	Jul 2014	Feb 2025	1,150
2026 Notes	Apr 2015	Jan 2026	450

The senior notes above contain covenants that, among other things, limit, in certain circumstances, our ability and/or the ability of our domestic restricted subsidiaries (which are generally subsidiaries in the U.S. in which we own at least 80% of the voting stock) to (1) create or incur certain liens and enter into sale and lease-back transactions, (2) create, assume, incur, or guarantee certain additional secured indebtedness and unsecured indebtedness of our domestic restricted subsidiaries, and (3) consolidate with or merge with or into, or convey, transfer or lease all or substantially all of our assets, to another entity. These covenants are subject to a number of limitations, exceptions, and qualifications.

Cash Redemption at Our Option: We have the option to redeem these notes. The applicable redemption price will be determined as follows:

	Redemption Period Requiring Payment of:		Redemption up to 35% Using Cash Proceeds From an Equity Offering(3)
	Make-Whole(1)	Premium(2)	Date	Specified Price
2022 Notes	Prior to Feb 15, 2017	On or after Feb 15, 2017	Prior to Feb 15, 2017	105.875%
2023 Notes	Prior to Feb 1, 2018	On or after Feb 1, 2018	Prior to Feb 1, 2018	105.250%
2024 Notes	Prior to May 1, 2018	On or after May 1, 2018	Prior to May 1, 2018	105.250%
2025 Notes	Prior to Aug 1, 2019	On or after Aug 1, 2019	Prior to Aug 1, 2017	105.500%
2026 Notes	Prior to May 1, 2020	On or after May 1, 2020	Prior to May 1, 2018	105.625%

(1)
If we redeem prior to the applicable date, the price is principal plus a make-whole premium equal to the present value of the remaining scheduled interest payments as described in the applicable indenture, together with accrued and unpaid interest.

(2)	If we redeem on or after the applicable date, the price is principal plus a premium which declines over time as specified in the applicable indenture, together with accrued and unpaid interest.

(3)
If we redeem prior to the applicable date with net cash proceeds of one or more equity offerings, the price is equal to the amount specified above, together with accrued and unpaid interest, subject to a maximum redemption of 35% of the aggregate principal amount of the respective notes being redeemed.

2022 Senior Secured Term Loan B

On April 26, 2016, we entered into the 2022 Term Loan B and drew an aggregate principal amount of $750 million which is due April 2022. Issuance costs for the 2022 Term Loan B totaled $16 million, which included an original issue discount of 1% of the initial aggregate principal amount.

The 2022 Term Loan B bears interest, at our election, of either (1) a base rate plus 5.00%, which base rate is defined as the greatest of (a) the prime rate, (b) the federal funds rate plus 0.50%, or (c) a one-month London Interbank Offered Rate ("LIBOR") plus 1.0%, or (2) an up to twelve-month LIBOR, subject to certain adjustments, plus 6.00%. We may, from time to time, elect to convert outstanding term loans from one rate to another. Principal payments are due quarterly beginning on September 30, 2016 in an amount equal to 0.25% of the initial aggregate principal amount with the balance due at maturity and may be prepaid without penalty. Interest is payable at least quarterly, but may be monthly if we elect a monthly LIBOR rate. We are also obligated to pay certain customary fees for a credit facility of this size and type. On October 27, 2016, we amended our 2022 Term Loan B to reduce the margins added to the base rate from 5.00% to 2.75% and to the adjusted LIBOR rate from 6.00% to 3.75%.

The 2022 Term Loan B contains covenants that, among other things, limit, in certain circumstances, the ability of Micron and/or its domestic restricted subsidiaries, as defined above, to (1) create or incur certain liens and enter into sale-leaseback financing transactions; (2) in the case of domestic restricted subsidiaries, create, assume, incur, or guarantee additional indebtedness; and (3) in the case of Micron, consolidate or merge with or into, or sell, assign, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets, to another entity. These covenants are subject to a number of limitations, exceptions, and qualifications. The 2022 Term Loan B is guaranteed by MSP and collateralized by substantially all of the assets of MSP.

2023 Senior Secured Notes

On April 26, 2016, we issued $1.25 billion in principal amount of 2023 Secured Notes due September 2023. Issuance costs for the 2023 Secured Notes totaled $13 million.

The 2023 Secured Notes contain covenants that, among other things, limit, in certain circumstances, the ability of Micron and/or its domestic restricted subsidiaries to (1) create or incur certain liens and enter into sale-leaseback financing transactions; (2) in the case of domestic restricted subsidiaries, create, assume, incur, or guarantee additional indebtedness; and (3) in the case of Micron, consolidate or merge with or into, or sell, assign, convey, transfer, lease, or otherwise dispose of all or substantially all of its assets, to another entity. These covenants are subject to a number of limitations, exceptions, and qualifications. The 2023 Secured Notes are guaranteed by MSP and collateralized by substantially all of the assets of MSP.

Cash Redemption at Our Option: Prior to April 15, 2019, we may redeem the 2023 Secured Notes at a price equal to the principal amount thereof, plus a "make-whole" premium as described in the indenture governing the 2023 Secured Notes, together with accrued and unpaid interest. On or after April 15, 2019, we may redeem the 2023 Secured Notes, in whole or in part, at prices above the principal amount that decline over time, as specified in the indenture, together with accrued and unpaid interest. Additionally, prior to April 15, 2019, we may use the net cash proceeds of one or more equity offerings to redeem up to 35% of the aggregate principal amount of the 2023 Secured Notes at a price equal to 107.5% of the principal amount together with accrued and unpaid interest.

Convertible Senior Notes

Accounting standards for convertible debt instruments that may be fully or partially settled in cash upon conversion require the debt and equity components to be separately accounted for in a manner that reflects a nonconvertible borrowing rate when interest expense is recognized in subsequent periods. The amount initially recorded as debt is based on the fair value of the debt component as a standalone instrument, determined using an interest rate for similar nonconvertible debt issued by entities with credit ratings similar to ours at the time of issuance. The difference between the debt recorded at inception and its principal amount is accreted to principal through interest expense over the estimated life of the note.

As of September 1, 2016, the trading price of our common stock was higher than the initial conversion prices of our 2032 Notes and our 2033 Notes. As a result, the conversion values were in excess of principal amounts for such notes. The following table summarizes our convertible notes outstanding as of September 1, 2016:

	Holder Put Date(1)	Outstanding Principal	Underlying Shares	Conversion Price Per Share	Conversion Price Per Share Threshold(2)	Conversion Value in Excess of Principal(3)
2032C Notes	May 2019	$223	23	$9.63	$12.52	$163
2032D Notes	May 2021	177	18	9.98	12.97	118
2033E Notes	February 2018	176	16	10.93	14.21	91
2033F Notes	February 2020	297	27	10.93	14.21	155
2043G Notes	November 2028	1,025	35	29.16	37.91	—
		$1,898	119			$527

(1)
The terms of our convertible notes give holders the right to require us to repurchase all or a portion of their notes at a date prior to the contractual maturities of the notes at a price equal to the principal amount thereof plus accrued interest.

(2)
Holders have the right to convert all or a portion of their notes at a date prior to the contractual maturity if, during any calendar quarter, the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130% of the conversion price. The closing price of our common stock exceeded the thresholds for the calendar quarter ended September 30, 2016 for our 2032 Notes and 2033 Notes; therefore, those notes are convertible by the holders through December 31, 2016.

(3)	Based on our closing share price of $16.64 as of September 1, 2016.

Carrying amounts of the equity components of our convertible notes, which are included in additional capital in the accompanying consolidated balance sheets, were as follows:

As of	2016	2015
2032C Notes	$41	$41
2032D Notes	35	35
2033E Notes (excludes $16 million as of 2015 in mezzanine equity)	18	8
2033F Notes (excludes $33 million as of 2015 in mezzanine equity)	41	8
2043G Notes	173	173
	$308	$265

Interest expense for our convertible notes, consisting of contractual interest and amortization of discount and issuance costs, aggregated $87 million, $101 million, and $132 million for 2016, 2015, and 2014, respectively. Interest expense by note was as follows:

	Contractual Interest			Amortization of Discount and Issuance Costs
For the year ended	2016	2015	2014	2016	2015	2014
2032C Notes	$5	$8	$11	$7	$9	$12
2032D Notes	6	9	13	4	6	8
2033E Notes	3	5	5	5	7	7
2033F Notes	6	6	6	7	7	6
2043G Notes	31	31	24	13	13	9
Other notes	—	—	7	—	—	24
	$51	$59	$66	$36	$42	$66

2032C and 2032D Notes: Our 2032 Notes were issued in 2012 and are due in May 2032. The initial conversion rate for the 2032C Notes is 103.8907 shares of common stock per $1,000 principal amount, equivalent to an initial conversion price of approximately $9.63 per share of common stock. The initial conversion rate for the 2032D Notes is 100.1803 shares of common stock per $1,000 principal amount, equivalent to an initial conversion price of approximately $9.98 per share of common stock. Interest is payable in May and November of each year.

Conversion Rights: Holders may convert their 2032 Notes under the following circumstances: (1) if the 2032 Notes are called for redemption; (2) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130% of the conversion price of the 2032 Notes (approximately $12.52 per share for the 2032C Notes and $12.97 per share for the 2032D Notes); (3) if the trading price of the 2032 Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2032 Notes during the periods specified in the indenture; (4) if specified distributions or corporate events occur, as set forth in the indenture for the 2032 Notes; or (5) at any time after February 1, 2032.

We have the option to pay cash, issue shares of common stock, or any combination thereof for the aggregate amount due upon conversion. It is our current intent to settle the principal amount of the 2032 Notes in cash upon any conversion. As a result, only the amounts payable in excess of the principal amounts upon conversion of the 2032 Notes are considered in diluted earnings per share under the treasury stock method.

Cash Redemption at Our Option: We may redeem for cash the 2032C Notes on or after May 1, 2016 and the 2032D Notes on or after May 1, 2017 if the volume weighted average price of our common stock has been at least 130% of the conversion price for at least 20 trading days during any 30 consecutive trading day period. The redemption price will equal the principal amount plus accrued and unpaid interest. If we redeem the 2032C Notes prior to May 4, 2019, or the 2032D Notes prior to May 4, 2021, we will also pay a make-whole premium in cash equal to the present value of all remaining scheduled payments of interest from the redemption date to May 4, 2019 for the 2032C Notes, or to May 4, 2021 for the 2032D Notes, using a discount rate equal to 1.5%.

Cash Repurchase at the Option of the Holder: We may be required by the holders of the 2032 Notes to repurchase for cash all or a portion of the 2032C Notes on May 1, 2019 and all or a portion of the 2032D Notes on May 1, 2021 at a price equal to the principal amount plus accrued and unpaid interest. Upon a change in control or a termination of trading, as defined in the indenture, holders of the 2032 Notes may require us to repurchase for cash all or a portion of their 2032 Notes at a price equal to the principal amount plus accrued and unpaid interest.

2033E and 2033F Notes: Our 2033 Notes were issued in 2013 and are due in February 2033. The initial conversion rate for the 2033 Notes is 91.4808 shares of common stock per $1,000 principal amount, equivalent to an initial conversion price of approximately $10.93 per share of common stock. Interest is payable in February and August of each year.

Conversion Rights: Holders may convert their 2033 Notes under the following circumstances: (1) if the 2033 Notes are called for redemption; (2) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130% of the conversion price of the 2033 Notes (approximately $14.21 per share); (3) if the trading price of the 2033 Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2033 Notes during the periods specified in the indenture; (4) if specified distributions or corporate events occur, as set forth in the indenture for the 2033 Notes; or (5) at any time after November 15, 2032.

Upon conversion, we will pay cash equal to the lesser of the aggregate principal amount and the conversion value of the notes being converted and cash, shares of common stock or a combination of cash and shares of common stock, at our option, for any remaining conversion obligation. As a result, only the amounts payable in excess of the principal amounts upon conversion of the 2033 Notes are considered in diluted earnings per share under the treasury stock method.

Cash Redemption at Our Option: We may redeem for cash the 2033E Notes on or after February 20, 2018 and the 2033F Notes on or after February 20, 2020 at a price equal the principal amount plus accrued and unpaid interest.

Cash Repurchase at the Option of the Holder: We may be required by the holders of the 2033 Notes to repurchase for cash all or a portion of the 2033E Notes on February 15, 2018 and on February 15, 2023 and all or a portion of the 2033F Notes on February 15, 2020 and on February 15, 2023 at a price equal to the principal amount plus accrued and unpaid interest. Upon a change in control or a termination of trading, as defined in the indenture, holders of the 2033 Notes may require us to repurchase for cash all or a portion of their 2033 Notes at a price equal to the principal amount plus accrued and unpaid interest.

2043G Notes: Our 2043G Notes were issued in 2014 and are due in November 2043. Each $1,000 of principal amount at maturity had an original issue price of $800. An amount equal to the difference between the original issue price and the principal amount at maturity will accrete in accordance with a schedule set forth in the indenture.  The original principal amount of $820 million accretes up to $1.03 billion at maturity in 2043. The initial conversion rate for the 2043G Notes is 34.2936 shares of common stock per $1,000 principal amount at maturity, equivalent to an initial conversion price of approximately $29.16 per share of common stock. Interest is payable in May and November of each year.

Conversion Rights: Holders may convert their 2043G Notes under the following circumstances: (1) if the 2043G Notes are called for redemption; (2) during any calendar quarter if the closing price of our common stock for at least 20 trading days in the 30 consecutive trading days ending on the last trading day of the preceding calendar quarter is more than 130% of the conversion price of the 2043G Notes (approximately $37.91 per share); (3) if the trading price of the 2043G Notes is less than 98% of the product of the closing price of our common stock and the conversion rate of the 2043G Notes during the periods specified in the indenture; (4) if specified distributions or corporate events occur, as set forth in the indenture; or (5) at any time after August 15, 2043.

We have the option to pay cash, issue shares of common stock or any combination thereof, for the aggregate amount due upon conversion. It is our current intent to settle in cash the principal amount of the 2043G Notes upon conversion. As a result, the dilutive effect of the 2043G Notes in earnings per share is computed under the treasury stock method.

Cash Redemption at Our Option: Prior to November 20, 2018, we may redeem for cash the 2043G Notes if the volume weighted average price of our common stock has been at least 130% of the conversion price for at least 20 trading days during any 30 consecutive trading day period. The redemption price will equal the principal amount at maturity plus accrued and unpaid interest. On or after November 20, 2018, we may redeem for cash the 2043G Notes without regard to the closing price of our common stock at a price equal the accreted principal amount plus accrued and unpaid interest. If we redeem the 2043G Notes prior to November 20, 2018, we are required to pay in cash a make-whole premium as specified in the indenture.

Cash Repurchase at the Option of the Holder: Holders of the 2043G Notes may require us to repurchase for cash all or a portion of the 2043G Notes on November 15, 2028 at a price equal to the accreted principal amount of $917 million plus accrued and unpaid interest. Holders of the 2043G Notes may also require us to repurchase for cash all or a portion of their 2043G Notes at a price equal to the accreted principal amount plus accrued and unpaid interest upon a change in control or a termination of trading, as defined in the indenture.

Other Facilities

Revolving Credit Facilities: On February 12, 2015, we entered into a senior five-year revolving credit facility. Under this credit facility, we can draw up to the lesser of $750 million or 80% of the net outstanding balance of certain trade receivables, as defined in the facility agreement. Any amounts drawn are collateralized by a security interest in such trade receivables.  The credit facility contains customary covenants and conditions, including as a funding condition the absence of any event or circumstance that has a material adverse effect on certain of our operations, assets, prospects, business, or condition, and including negative covenants that limit or restrict our ability to create liens on, or dispose of, the collateral underlying the obligations under this facility.  Interest is payable on any outstanding principal balance at a variable rate equal to the LIBOR plus an applicable margin ranging between 1.75% to 2.25%, depending upon the utilized portion of the facility.  On April 16, 2015, we drew $75 million under this facility. As of September 1, 2016, $75 million of principal was outstanding under this facility and $488 million was available for us to draw.

In connection with entering into the 2022 Term Loan B, on April 25, 2016, we terminated our revolving credit facility that was entered into on December 2, 2014, and repaid the $50 million outstanding principal amount.

Other: On May 28, 2015, we entered into a term loan agreement to obtain financing collateralized by certain property, plant, and equipment. On June 18, 2015, we drew $40 million under this arrangement. On December 1, 2015, we drew the remaining $174 million available under the facility. Amounts drawn are subject to a three-year loan, with equal quarterly principal payments beginning December 2015 and accrue interest at a variable rate equal to the three-month LIBOR plus a margin not to exceed 2.2%. As of September 1, 2016, the outstanding balance was $155 million.

Debt Restructure

2016 Debt Restructure: In 2016, we repurchased $57 million in aggregate principal amount of our 2033E Notes, which had a carrying value of $54 million, for $94 million in cash. The liability and equity components of the repurchased notes had previously been stated separately within debt and equity in our consolidated balance sheet. As a result, the repurchase decreased the carrying value of debt by $54 million and equity by $38 million.

2015 Debt Restructure: In 2015, we consummated a number of transactions to restructure our debt, including conversions and settlements, repurchases of convertible notes, issuances of non-convertible notes, and the early repayment of a note. The following table presents the effect of each of the actions in 2015:

	Increase (Decrease) in Principal	Increase (Decrease) in Carrying Value	Increase (Decrease) in Cash	(Decrease) in Equity	(Loss)(1)
Conversions and settlements	$(121)	$(367)	$(408)	$(15)	$(22)
Repurchases	(368)	(319)	(1,019)	(676)	(22)
Issuances	2,000	1,979	1,979	—	—
Early repayment	(121)	(115)	(122)	—	(5)
	$1,390	$1,178	$430	$(691)	$(49)

(1)	Included in other non-operating expense.

•
Conversions and Settlements: Holders of substantially all of our then remaining 2031B Notes with an aggregate principal amount of $114 million converted their notes in August 2014. As a result of our election to settle the conversion amounts entirely in cash, the settlement obligations became derivative debt liabilities, increasing the carrying value of the 2031B Notes by $275 million in 2014 before being settled in 2015 for an aggregate of $389 million in cash. Additionally, holders converted $7 million principal amount of our 2033E Notes and we settled the conversions in cash for $19 million in 2015.

•	Repurchases: Repurchased $368 million in aggregate principal amount of our 2032C Notes, 2032D Notes, 2033E Notes, and 2033F Notes.

•	Issuance: Issued $2.00 billion in aggregate principal amounts of 2023 Notes, 2024 Notes, and 2026 Notes.

2014 Debt Restructure: In 2014, we consummated a number of transactions to restructure our debt, including exchanges, conversions and settlements, repurchases of convertible notes, issuances of non-convertible notes, and early repayments of notes. The following table presents the net effect of each of the actions:

	Increase (Decrease) in Principal	Increase (Decrease) in Carrying Value	Increase (Decrease) in Cash	(Decrease) in Equity	(Loss)(1)
Exchanges	$585	$282	$—	$(238)	$(49)
Conversions and settlements	(770)	(434)	(1,446)	(886)	(130)
Repurchases	(320)	(264)	(857)	(567)	(23)
Issuances	2,212	2,157	2,157	—	—
Early repayments	(336)	(332)	(339)	—	(3)
	$1,371	$1,409	$(485)	$(1,691)	$(205)

(1)	$184 million included in other non-operating expense and $21 million included in interest expense

•	Exchanges: Exchanged $440 million in aggregate principal amount of our 2027 Notes, 2031A Notes, and 2031B Notes into $1.03 billion principal amount at maturity of 2043G Notes.

•
Conversions and Settlements: Holders of substantially all of our remaining 2014 Notes, 2027 Notes, and 2031A Notes (with an aggregate principal amount of $770 million) converted their notes and we settled the conversions in cash for $1.45 billion. Holders of substantially all of our remaining 2031B Notes converted their notes in August 2014. As a result of our election to settle the conversion amounts entirely in cash, the settlement obligations became derivative debt liabilities, increasing the carrying value of the 2031B Notes by $275 million in 2014 before being cash settled in 2015.

•	Repurchases: Repurchased $320 million in aggregate principal amount of our convertible 2031B Notes, 2032C Notes, and 2032D Notes for an aggregate of $857 million in cash.

•	Issuances: Issued $600 million in principal amount of our 2022 Notes, $1.15 billion in principal amount of our 2025 Notes, and $462 million in principal amount of our 1.258% Notes.

•	Early Repayments: Repaid $332 million of notes and capital leases prior to their scheduled maturities.

Maturities of Notes Payable and Future Minimum Lease Payments

As of September 1, 2016, maturities of notes payable (including the MMJ Creditor Installment Payments) and future minimum lease payments under capital lease obligations were as follows:

	Notes Payable	Capital Lease Obligations
2017	$387	$423
2018	545	372
2019	562	315
2020	696	211
2021	185	73
2022 and thereafter	6,663	147
Unamortized discounts and interest, respectively	(534)	(135)
	$8,504	$1,406